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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 10, 2005

                             FLAGSTAR BANCORP, INC.
             (Exact name of registrant as specified in its charter)

          MICHIGAN                                 1-16557                         38-3150651
(State or other jurisdiction of               (Commission File                  (I.R.S. Employer
         incorporation)                            Number)                     Identification No.)


  5151 CORPORATE DRIVE, TROY, MICHIGAN                                                48098
(Address of principal executive offices)                                            (Zip Code)

                                 (248) 312-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 10, 2005, Flagstar Bancorp, Inc issued a press release announcing information regarding its operational statistics for the month ended December 31, 2004 and updated earnings guidance for the fourth quarter and full year 2004. The text of the press release is included as Exhibit 99.1 to this report.

         The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly states in such filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) The following exhibit is being furnished herewith:

Exhibit No.           Exhibit Description
-----------           -------------------
99.1                  Press release text of Flagstar Bancorp, Inc. dated
                      January 10, 2005.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          FLAGSTAR BANCORP, INC.

Dated: January 11, 2005                   By: /s/ Michael W. Carrie
                                             -----------------------------------
                                             Michael W. Carrie
                                             Executive Director, Chief Financial
                                             Officer, and Treasurer


                                        2

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                                 EXHIBIT INDEX


Exhibit No.           Exhibit Description
-----------           -------------------
99.1                  Press release text of Flagstar Bancorp, Inc. dated
                      January 10, 2005.